                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Oscar C. Boldt
                                       ----------------------------
                                       Oscar C. Boldt

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Jack F. Kellner
                                       ----------------------------
                                       Jack F. Kellner

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ James O. Wright
                                       ----------------------------
                                       James O. Wright

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ James F. Kress
                                       ----------------------------
                                       James F. Kress

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Don R. O'Hare
                                       ----------------------------
                                       Don R. O'Hare

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Glenn A. Francke
                                       ----------------------------
                                       Glenn A. Francke

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ G.H. Gunnlaugsson
                                       ----------------------------
                                       G.H. Gunnlaugsson

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Peter M. Platten, III
                                       ----------------------------
                                       Peter M. Platten, III

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ D.J. Kuester
                                       ----------------------------
                                       D.J. Kuester

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Edward L. Meyer, Jr.
                                       ----------------------------
                                       Edward L. Meyer, Jr.

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Sam W. Orr, Jr.
                                       ----------------------------
                                       Sam W. Orr, Jr.

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ J.A. Puelicher
                                       ----------------------------
                                       J.A. Puelicher

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Stuart W. Tisdale
                                       ----------------------------
                                       Stuart W. Tisdale

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Wendell F. Bueche
                                       ----------------------------
                                       Wendell F. Bueche

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ J.B. Wigdale
                                       ----------------------------
                                       J.B. Wigdale

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Marshall & Ilsley Corporation (the "Company") hereby constitutes and appoints G. H. Gunnlaugsson and M.A. Hatfield, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-4, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 12th day of December, 1996.


                                       /s/ Burleigh E. Jacobs
                                       ----------------------------
                                       Burleigh E. Jacobs